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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): December 14, 1998
                                                  -----------------


                         Atlantic Premium Brands, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                        1-13747                 36-3761400
----------------------------         -------------          --------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)



           650 Dundee Road, Suite 370, Northbrook, Illinois    60062
           ------------------------------------------------    -----
              (Address of Principal Executive Offices)
                              (Zip Code)

       Registrant's telephone number, including area code (847) 480-4000
                                                          --------------






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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Audit Committee of the Board of Directors of Atlantic Premium Brands, Ltd. (the "Company") voted to replace Arthur Andersen LLP with KPMG Peat Marwick LLP as the Company's independent accountant. This decision was communicated to Arthur Andersen LLP on December 14, 1998.

     During the Company's two most recent fiscal years and the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor did Arthur Andersen LLP's reports on the financial statements for such periods contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the filing of this Current Report on Form 8-K, Arthur Andersen LLP was provided with a copy of this disclosure and was requested by the Company to furnish the Company a letter addressed to the Commission stating whether Arthur Andersen LLP agrees with the above statements. A copy of Arthur Andersen LLP's letter to the Commission is filed as Exhibit 16 to this Current Report on Form 8-K.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

      16 Letter dated December 21, 1998 from Arthur Andersen LLP to the Securities and Exchange Commission







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLANTIC PREMIUM BRANDS, LTD.


                                        By:     /s/ Merrick M. Elfman
                                               ----------------------
                                        Name:  Merrick M. Elfman
                                        Title: Chairman of the Board




Dated as of December 21, 1998






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                                 Exhibit Index
                                 -------------





  Exhibit #                                 Description
-------------    --------------------------------------------------------------
     16          Letter dated December 21, 1998 from Arthur Andersen LLP to the
                 Securities and Exchange Commission